EXHIBIT 10.23

                               SVI HOLDINGS, INC.
                             12707 High Bluff Drive
                                    Suite 335
                               San Diego, CA 92130

                                                              March 1, 2001



VIA FACSIMILE
-------------

AMRO INTERNATIONAL, S.A.
C/o Ultra Finance
Grossmunsterplatz 6
P.O. Box 4401
Zurich CH-8022 Switzerland
Attn: H.U. Bachofen

EPSTEIN BECKER & GREEN, P.C.
250 Park Avenue
New York, New York 10177
Attn: Robert Charron

CORPORATE STOCK TRANSFER
3200 Cherry Creek Drive South, Suite 430
Denver, Colorado 80209
Attn: Carylyn Bell

                  Re:  AMRO International, S.A. Common Stock Purchase Agreement
                       --------------------------------------------------------

Ladies and Gentlemen:

                  Reference is made to that certain Common Stock Purchase Agreement (the "Purchase Agreement"), dated March 13, 2000, between SVI Holdings, Inc. (the "Company") and AMRO International, S.A. (the "Investor") and
Section 3(e) of the Registration Rights Agreement (the "Registration Rights Agreement") of the same date and between the same parties, whereby the Company has accrued liquidated damages payable to the Investor in the amount of $286,000 (the "Liquidated Damages"). In consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                  1. PURCHASE OF COMMON STOCK. The Investor hereby agrees to release the Company from any further liabilities for the Liquidated Damages and pay the Company, in cash, $214,000, and the Company hereby agrees to issue to the Investor 500,000 shares of the Company's common stock ("Common Stock"), par value $0.0001 per share (the "Letter Shares"). The parties hereto agree to amend the Purchase Agreement to include the Letter Shares and the Warrant Shares (as defined below) in the definition of Shares therein.

AMRO/EBG/CST
March 1, 2001
Page 2


                  2. WARRANT. The Company shall issue to the Investor a warrant to purchase up to 107,000 shares of Common Stock, with an exercise price of $1.50, in the form of EXHIBIT A attached hereto (the "Warrant"). The shares of Common Stock issued upon the exercise of the Warrant (the "Warrant Shares") shall be registered on the Registration Statement (as defined below).

                  3. CLOSING. The transaction contemplated hereunder shall occur through escrow pursuant to the Escrow Agreement, dated March 13, 2000, between the Company and the Investor, except that for purposes of the Letter Shares and the Warrant only, Article 1 of the Escrow Agreement shall be restated in its entirety as follows:

                  Within three (3) Trading Days from the date hereof, the Investor shall send $214,000 (the "Funds") to the Escrow Agent and the Company shall deliver the Letter Shares and Warrant, issued to the Investor, to the Escrow Agent. Upon receipt of the aforementioned items, the Escrow Agent shall, within two
                  (2) Trading Days, wire the Funds as directed by the Company and deliver the Letter Shares and the Warrant to the Investor.

                  4. REGISTRATION OF COMMON STOCK. The Company shall register the Letter Shares and Warrant Shares under the Securities Act of 1933, as amended (the "Act"), at the sole expense of the Company, so as to permit a public offering and resale of the Letter Shares under the Act by the Investors on a registration statement (the "Registration Statement") by filing the Registration Statement with the SEC on the earlier of (i) the date the Company files its next registration statement on which it may register the Letter Shares and Warrant Shares, or (ii) one hundred ninety-five (195) calendar days from the date hereof. The Company shall take all commercially reasonable steps to cause the Registration Statement to be declared effective as quickly as possible thereafter and to maintain the effectiveness of the Registration Statement for a period of at least two (2) years after the effective date of the Registration Statement. The failure of the Company to meet the aforementioned time limitation shall constitute a Registration Default under the Registration Rights Agreement and subject to the Company to liquidated damages as set forth in Section 3(e) therein.

                  5. NO SHORT SALES. From the date hereof until the effective date of the Registration Statement, the Investor and its affiliates shall not engage in short sales of the Company's Common Stock (as defined in applicable SEC and NASD rules).

                  6. RESTRICTION ON SALES OF LETTER SHARES. On any Trading Day after the effective date of the Registration Statement, the Investor shall not sell more than 1/20th of the total trading volume during the 22 Trading Days immediately prior to such Trading Day without the consent of the Company, which consent shall not be unreasonably withheld.

AMRO/EBG/CST
March 1, 2001
Page 3


                  7. INSTRUCTIONS TO TRANSFER AGENT. The Company hereby agrees and acknowledges to the transfer agent for its Common Stock (the "Transfer Agent") that the Letter Shares and Warrant Shares are subject to the Instructions to Transfer Agent, dated March 13, 2000, issued to it by the Company (the "Instructions") and, subject to the terms and conditions contained therein, hereby instructs the Transfer Agent to deliver to the Investor the Letter Shares and Warrant Shares issuable pursuant to this letter. The Company and the Transfer Agent acknowledge and agree that the Investors are each an express third party beneficiary of these instructions and shall be entitled to rely upon, and enforce, the provisions hereof. These instructions shall be issued, with the Instructions, to any substitute or replacement transfer agent for the Common Stock upon the Company's appointment of any such substitute or replacement transfer agent. These instructions shall be irrevocable by the Company from and after the date hereof and from and after the issuance hereof to any such substitute or replacement transfer agent, as the case may be.

                  Except as specifically amended by the terms of this letter, the Purchase Agreement and its exhibits thereto shall remain unmodified and in full force and effect, and shall not be in anyway changed, modified or superseded by the terms set forth herein. All terms used but not defined in this letter shall have the meanings set forth in the Purchase Agreement.

                  This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.


                            [SIGNATURE PAGE FOLLOWS]

AMRO/EBG/CST
March 1, 2001
Page 4


                  If the foregoing correctly sets forth our understanding and agreement, please so indicate by signing where indicated below.

                                         Very Truly Yours,

                                         SVI HOLDINGS, INC.


                                         By: /s/ Barry Schechter
                                             ----------------------------------
                                             Barry Schechter, Chairman



ACCEPTED AND AGREED TO:

         AMRO INTERNATIONAL, S.A.


         By: /s/ H.U. Bachofen
             -------------------------------------------------
             H.U. Bachofen, Director

         EPSTEIN BECKER & GREEN, P.C.


         By: /s/ Robert F. Charron
             -------------------------------------------------
             Robert F. Charron, Authorized Signatory

         CORPORATE STOCK TRANSFER

         By:
             -------------------------------------------------
              Name:
              Title:

                                                                       EXHIBIT A

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION D AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE LAWS. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A UNITED STATES PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AS REQUIRED BY REGULATION D.



                             STOCK PURCHASE WARRANT


                  To Purchase 107,000 Shares of Common Stock of

                               SVI HOLDINGS, INC.

                  THIS CERTIFIES that, for value received, AMRO International, S.A. (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after February 28, 2001 (the "Initial Exercise Date") and on or prior to the close of business on February 27, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from SVI Holdings, Inc., a corporation incorporated in the State of Delaware (the "Company"), up to 107,000 shares (the "Warrant Shares") of Common Stock, $0.0001 par value per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $1.50. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Common Stock Purchase Agreement (the "Purchase Agreement"), dated March 13, 2000, between the Company and the Holder. 1.

                  1. TITLE TO WARRANT. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

                  2. AUTHORIZATION OF SHARES. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  3. EXERCISE OF WARRANT.

                  (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, or by means of a cashless exercise, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.

                  (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  (c) This Warrant shall also be exercisable by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                  (A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election on the Nasdaq Stock Market, or if the Common Stock is not traded on the Nasdaq Stock Market, the then Principal Market in terms of volume;

                  (B) = the Exercise Price of this Warrant; and

                  (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant and the Notice of Exercise.

                  (d) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock owned by such Holder (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(d). As used herein, beneficial ownership shall be determined in accordance with
         Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 3(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(d). The provisions of this
         Section 3(d) may be waived by the Holder upon, at the election of the Holder, with not less than 61 days' prior notice to the Company, and the provisions of this Section 3(d) shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(d) but otherwise in accordance with this Warrant shall affect the status of the War-rant Shares as validly issued, fully-paid and nonassessable.

                  (e) Commencing at any time after the date of the issuance of this Warrant, if (1) the closing bid price of the Common Shares on the Principal Market for any 20 consecutive trading days exceeds $2.00 (a "Trigger Period"), and (2) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling shareholder thereunder or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for the Common Shares, then the Company shall have the right given not less than 5 Trading Days after the conclusion of any such Trigger Period (the "Call Notice"), to call all of the then issuable Warrant Shares at a price of $0.01 per Warrant Share (the "Call Price"), on the date set forth in the Call Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Call Notice (the "Call Date"). The Holder may exercise this Warrant at any time prior to the Call Date. Any portion of this Warrant not exercised by 12 p.m. (Eastern Standard or Eastern

         Daylight Time) on the Call Date shall no longer be exercisable and shall be returned to the Company (and, if not so returned, shall automatically be deemed canceled), and the Company, upon its receipt of the unexercised portion of this Warrant shall issue therefor in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of Common Shares then issuable hereunder multiplied by the Call Price. The Call Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled.

                  4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

                  5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, HOWEVER, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  6. CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

                  7. TRANSFER, DIVISION AND COMBINATION.

                  (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In the event that the Holder wishes to transfer a portion of this Warrant, the Holder shall transfer at least 100,000 shares underlying this Warrant to any such transferee. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. Notwithstanding the above, the Holder shall not transfer this Warrant or any rights hereunder to any person or entity which is then engaged in a business that is in the reasonable judgment of the Company is in direct competition with the Company.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

                  8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price or by means of a cashless exercise, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                  9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

                  10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday. Sunday or legal holiday.

                  11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. (a) STOCK SPLITS. ETC. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  12. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting, forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

                  15. NOTICE OF CORPORATE ACTION. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

                  16. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  17. MISCELLANEOUS.

                  (a) JURISDICTION. This Warrant shall constitute a contract under the laws of California, without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

                  (b) RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e) LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (i) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (j) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: March 1, 2001

                                       SVI HOLDINGS, INC.




                                       By:
                                          -------------------------------------
                                                Barry Schechter, Chairman

                               NOTICE OF EXERCISE


To:      SVI Holdings, Inc.


                  (1) The undersigned hereby elects to purchase ___________ Warrant Shares (the "Common Stock"), of SVI Holdings, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                  (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


                         -------------------------------

The Warrant Shares shall be delivered to the following:

                         -------------------------------

                         -------------------------------

                         -------------------------------



                                       [HOLDER]


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       Dated:
                                              ---------------------------------

                   NOTICE OF EXERCISE OF COMMON STOCK WARRANT
                    PURSUANT TO CASHLESS EXERCISE PROVISIONS



To: SVI Holdings, Inc.

Aggregate Price of Warrant Before Exercise: $____________
Aggregate Price Being Exercised: $____________
Exercise Price: $____________ per share
Number of Shares of Common Stock to be Issued Under this Notice: ____________ Remaining Aggregate Price (if any) After Issuance: $____________


Gentlemen:

                  The undersigned, registered Holder of the Warrant delivered herewith, hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of SVI Holdings, Inc., a Delaware corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Exercise Price (as defined in the Warrant) to be applied toward the purchase of Common Stock pursuant to this Notice of Exercise is ________, thereby leaving a remaining Exercise Price (if any) equal to $_________. Such exercise shall be pursuant to the cashless exercise provisions of Section 3 of the Warrant; therefore, Holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 3 of the Warrant which, by reference to Section 3, requires the use of the high and low trading price of the Company's Common Stock on the Trading Day preceding the date of such election. The high and low trading price of the Company's Common Stock has been determined by Holder to be $____________ and $___________, respectively, which figure is acceptable to Holder for calculations of the number of shares of Common Stock issuable pursuant to this Notice of Exercise. Holder requests that the certificates for the purchased shares of Common Stock be issued in the name of _________________ and delivered to _________________________________________________. To the
extent the foregoing exercise is for less than the full Aggregate Price of the Warrant, a replacement Warrant representing the remainder of the Aggregate Price (and otherwise of like form, tenor and effect) shall be delivered to Holder along with the share certificate evidencing the Common Stock issued in response to this Notice of Exercise.

                                       [Purchaser]


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       Date:
                                             -----------------------------------


                                      NOTE
                  The execution to the foregoing Notice of Exercise must exactly correspond to the name of the Holder on the Warrant

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



                  FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is
---------------------------------------------------------------

------------------------------------------------------------------------------.



------------------------------------------------------------------------------

                                                 Dated:                ,
                                                       ----------------  -------

                     Holder's Signature:
                                         ---------------------------------------

                     Holder's Address:
                                         ---------------------------------------



Signature Guaranteed:
                      ----------------------------------------------------------



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.